UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 14, 2006
                Date of report (Date of earliest event reported)

                            Valmont Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                1-31429                                  47-0351813
        (Commission File Number)           (IRS Employer Identification No.)

              One Valmont Plaza
               Omaha, NE                                   68154
  (Address of Principal Executive Offices)               (Zip Code)

                                 (402) 963-1000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     Valmont Industries, Inc. issued a press release on February 14, 2006 with earnings information on the company's quarter ended and year ended December 31, 2005. The press release is furnished with this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Valmont Industries, Inc.

Date:  February 14, 2006
                                       By:  /s/ Terry J. McClain
                                          ________________________
                                          Name:  Terry J. McClain
                                          Title:    Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description                                          Page No.

99.1              Press release dated February 14, 2006....................5